SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934




Date of Report
(Date of earliest event reported): December 22, 1997
                                   -----------------

             Exact name of
Commission   Registrant                           IRS Employer
File         as specified        State of         Identification
Number       in its charter      Incorporation    Number
----------   -----------------   --------------   --------------

1-11439      ENOVA CORPORATION   California       33-0643023

1-3779       SAN DIEGO GAS &
             ELECTRIC COMPANY    California       95-1184800

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101 ASH STREET, SAN DIEGO, CALIFORNIA                       92101
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(Address of principal executive offices)               (Zip Code)


                                                   (619) 696-2000
Registrant's telephone number, including area code---------------


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   (Former name or former address, if changed since last report.)

                                   FORM 8-K

Item 5.  Other Events
     Registrants yesterday announced several changes in their boards of directors and in their executive officers. Details are provided in the attached press release.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press release dated December 22, 1997.

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                ENOVA CORPORATION
                                                   (Registrant)


Date: December 23, 1997         By: /s/ F.H. Ault
      -----------------             -----------------------------
                                           F.H. Ault
                                  Vice President and Controller


                                               and
                                SAN DIEGO GAS & ELECTRIC COMPANY
                                           (Registrant)


Date: December 23, 1997         By: /s/ F.H. Ault
      -----------------             -----------------------------
                                           F.H. Ault
                                Vice President, Chief Financial
                                Officer, Controller and Treasurer